SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 25, 2001


                            JAGUAR INVESTMENTS, INC.
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               (Exact name of registrant as specified in charter)


          Nevada                   0-25753                      87-0449667
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     (State or other             (Commission                  (IRS Employer
     jurisdiction of              File No.)                Identification No.)
      incorporation)


      1037 East 3300 South, #203, Salt Lake City, Utah            84106
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          (Address of principal executive offices)              (Zip Code)


 Registrant's telephone number, including area code:           (801) 467-6715
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On May 25, 2001, Jaguar Investments, Inc. ("Jaguar") issued a press release announcing that it had executed a letter of intent to acquire 100% of the issued and outstanding shares of Premier Sports Media and Entertainment Group, Inc. A copy of the press release is furnished with this Form 8-K as Exhibit 99.

Exhibit 99 - Press Release dated May 25, 2001 related to the execution of a letter of intent between Jaguar Investments, Inc. and Premier Sports Media and Entertainment Group, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JAGUAR INVESTMENTS, INC.

                                       By:     /s/ Ian Rice
                                            ------------------------------------
                                            Ian Rice
                                            President

Date:  June 6, 2001